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                                                                   EXHIBIT 10.41

                                THIRD AMENDMENT
                                       TO

                     DISTRIBUTION AND FULFILLMENT AGREEMENT

     THIS Third Amendment to Distribution and Fulfillment Agreement (the "Fourth Amendment") is entered into as of the 12th day of February, 1999, between CellStar Ltd., a Texas limited partnership ("CellStar"), and Topp Telecom, Inc., a Florida corporation ("Topp").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, CellStar and Topp are parties to that certain Distribution and Fulfillment Agreement, dated as of September 15, 1997, as amended by that certain Amendment to Distribution Agreement, dated as of September 1, 1998, and further amended as set forth in that certain Amendment to September 1st Letter Agreement, dated as of December 18, 1998 (collectively the "Agreement"); and

     WHEREAS, CellStar and Topp desire to further amend the Agreement upon the terms and conditions as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Topp and CellStar agree as follows:

     1. The Agreement is hereby amended to convert the Agreement from an exclusive agreement to a non-exclusive agreement.

     2. Topp is hereby released from its obligation to have all telephones that will be activated on its TracFone program originate from shipments by CellStar.

     3. It is the intention of the parties to amend and restate the Agreement within the next twenty business days. Until such amended and restated agreement is executed by the parties, except as may be expressly modified hereby, all other covenants, terms and conditions contained in the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CELLSTAR, LTD.                                  TOPP TELECOM, INC.

By:  NATIONAL AUTO CENTER, INC.


By: /s/ ELAINE FLUD RODRIGUEZ                   /s/ F.J. POLLAK
    ---------------------------------           --------------------------------
    Name:  Elaine Flud Rodriguez                Name:  F.J. Pollak
    Title: Vice President                       Title: President